Exhibit 32.2

AULTRA GOLD INC.

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Aultra Gold Inc. on Form 10-QSB/A for the period ended September 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Bal Bhullar, Chief Financial Officer and Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to Aultra Gold Inc. and will be retained by Aultra Gold Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

/s/ Bal Bhullar

Bal Bhullar
CFO and Principal Financial Officer
March 13, 2007